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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-11 (No. 333-58854) of Corporate Property Associates 15 Incorporated of our report dated February 4, 2002 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

New York, New York
March 26, 2002


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